Exhibit 99.2
WEBMD HEALTH CORP.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data, unaudited)

	Three Months Ended		Years Ended
	December 31,		December 31,
	2009	2008	2009	2008
Revenue	$138,073	$110,071	$438,536	$373,462
Cost of operations	47,994	38,018	165,753	135,138
Sales and marketing	31,478	30,012	112,101	106,080
General and administrative	23,802	21,933	89,620	88,053
Depreciation and amortization	6,992	7,233	28,185	28,410
Interest income	3,089	5,916	9,149	35,300
Interest expense	5,657	6,682	23,515	26,428
Severance and other transaction expenses	11,066	782	11,066	6,941
Restructuring	—	7,416	—	7,416
Gain on repurchases of convertible notes	—	—	10,120	—
Gain on sale of EBS Master LLC	—	—	—	538,024
Impairment of auction rate securities	—	—	—	60,108
Other (expense) income, net	(425)	640	(1,369)	992

Income from continuing operations before income tax (benefit) provision	13,748	4,551	26,196	489,204
Income tax (benefit) provision	(50,413)	(3,026)	(45,491)	26,638
Equity in earnings of EBS Master LLC	—	—	—	4,007

Consolidated income from continuing operations	64,161	7,577	71,687	466,573
Consolidated income from discontinued operations, net of tax	34,659	2,041	49,354	94,682

Consolidated net income inclusive of noncontrolling interest	98,820	9,618	121,041	561,255
Income attributable to noncontrolling interest	(524)	(1,961)	(3,705)	(1,032)

Net income attributable to Company stockholders	$98,296	$7,657	$117,336	$560,223

Amounts attributable to Company stockholders:
Income from continuing operations	$63,637	$5,611	$67,018	$465,725
Income from discontinued operations	34,659	2,046	50,318	94,498

Net income attributable to Company stockholders	$98,296	$7,657	$117,336	$560,223

Basic income per common share:
Income from continuing operations	$1.19	$0.08	$1.40	$5.99
Income from discontinued operations	0.65	0.03	1.05	1.22

Net income attributable to Company stockholders	$1.84	$0.11	$2.45	$7.21

Diluted income per common share:
Income from continuing operations	$0.92	$0.08	$1.21	$4.92
Income from discontinued operations	0.47	0.03	0.86	0.96

Net income attributable to Company stockholders	$1.39	$0.11	$2.07	$5.88

Weighted-average shares outstanding used in computing income per common share:
Basic	52,688	67,193	47,400	77,738

Diluted	71,945	67,785	57,740	97,824

     For the prior year periods, weighted-average shares outstanding used in computing income per common share have been adjusted by multiplying the historical weighted-average shares outstanding for HLTH Corporation by the 0.4444 exchange ratio in the Merger. Additionally, basic and diluted income per common share have been recalculated to reflect the adjusted weighted-average shares outstanding for the prior year periods presented. For the 2009 periods, these adjustments apply to the portion of each period prior to the completion of the Merger on October 23, 2009 and the actual outstanding shares were used following the completion of the Merger.

WEBMD HEALTH CORP.
CONSOLIDATED SUPPLEMENTAL FINANCIAL INFORMATION
(In thousands, except per share data, unaudited)

	Three Months Ended		Years Ended
	December 31,		December 31,
	2009	2008	2009	2008
Revenue
Public portal advertising and sponsorship	$114,875	$86,893	$347,570	$284,416
Private portal services	23,198	23,178	90,966	89,046

	$138,073	$110,071	$438,536	$373,462

Earnings before interest, taxes, non-cash and other items (“Adjusted EBITDA”) (a)	$46,428	$29,375	$112,274	$74,255

Adjusted EBITDA per basic common share	$0.88	$0.44	$2.37	$0.96

Adjusted EBITDA per diluted common share	$0.65	$0.43	$1.94	$0.76

Interest, taxes, non-cash and other items (b)
Interest income	3,089	5,916	9,149	35,300
Interest expense	(5,657)	(6,682)	(23,515)	(26,428)
Income tax benefit (provision)	50,413	3,026	45,491	(26,638)
Depreciation and amortization	(6,992)	(7,233)	(28,185)	(28,410)
Non-cash stock-based compensation	(11,629)	(5,776)	(39,412)	(24,632)
Severance and other transaction expenses	(11,066)	(782)	(11,066)	(6,941)
Restructuring	—	(7,416)	—	(7,416)
Non-cash advertising	—	(3,361)	(1,753)	(5,097)
Gain on repurchases of convertible notes	—	—	10,120	—
Equity in earnings of EBS Master LLC	—	—	—	4,007
Gain on sale of EBS Master LLC	—	—	—	538,024
Impairment of auction rate securities	—	—	—	(60,108)
Other (expense) income, net	(425)	510	(1,416)	657

Consolidated income from continuing operations	64,161	7,577	71,687	466,573
Consolidated income from discontinued operations, net of tax	34,659	2,041	49,354	94,682

Consolidated net income inclusive of noncontrolling interest	98,820	9,618	121,041	561,255
Income attributable to noncontrolling interest	(524)	(1,961)	(3,705)	(1,032)

Net income attributable to Company stockholders	$98,296	$7,657	$117,336	$560,223

Weighted-average shares outstanding used in computing Adjusted EBITDA per common share:
Basic	52,688	67,193	47,400	77,738

Diluted	71,945	67,785	57,740	97,824

(a)	See Annex A-Explanation of Non-GAAP Financial Measures.

(b)	Reconciliation of Adjusted EBITDA to consolidated income from continuing operations.
     For the prior year periods, weighted-average shares outstanding used in computing income per common share have been adjusted by multiplying the historical weighted-average shares outstanding for HLTH Corporation by the 0.4444 exchange ratio in the Merger. Additionally, basic and diluted income per common share have been recalculated to reflect the adjusted weighted-average shares outstanding for the prior year periods presented. For the 2009 periods, these adjustments apply to the portion of each period prior to the completion of the Merger on October 23, 2009 and the actual outstanding shares were used following the completion of the Merger.

WEBMD HEALTH CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, unaudited)

	December 31,
	2009	2008
Assets
Cash and cash equivalents	$459,766	$629,848
Accounts receivable, net	118,155	93,082
Prepaid expenses and other current assets	11,419	18,644
Investments	9,932	—
Deferred tax asset	—	26,096
Assets of discontinued operations	—	131,350

Total current assets	599,272	899,020

Investments	338,446	288,049
Property and equipment, net	52,194	56,633
Goodwill	202,104	202,104
Intangible assets, net	26,020	32,328
Deferred tax asset	50,789	—
Other assets	19,723	23,600

Total Assets	$1,288,548	$1,501,734

Liabilities and Equity
Accrued expenses	$63,721	$54,595
Deferred revenue	98,474	79,613
1.75% convertible notes	264,583	—
Deferred tax liability	12,955	—
Liabilities of discontinued operations	34,197	100,771

Total current liabilities	473,930	234,979

1.75% convertible notes	—	350,000
3 1/8% convertible notes, net of discount of $22,641 at December 31, 2009 and $35,982 at December 31, 2008	227,659	264,018
Other long-term liabilities	22,191	21,816

Stockholders’ equity	564,768	496,698
Noncontrolling interest	—	134,223

Total Equity	564,768	630,921

Total Liabilities and Equity	$1,288,548	$1,501,734

WEBMD HEALTH CORP.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands, unaudited)

	Years Ended
	December 31,
	2009	2008
Cash flows from operating activities:
Consolidated net income inclusive of noncontrolling interest	$121,041	$561,255
Adjustments to reconcile consolidated net income inclusive of noncontrolling interest to net cash provided by operating activities:
Consolidated income from discontinued operations, net of tax	(49,354)	(94,682)
Depreciation and amortization	28,185	28,410
Equity in earnings of EBS Master LLC	—	(4,007)
Non-cash interest expense	10,205	9,859
Non-cash advertising	1,753	5,097
Non-cash stock-based compensation	39,412	24,632
Deferred income taxes	(42,143)	7,474
Gain on repurchases of convertible notes	(10,120)	—
Gain on sale of EBS Master LLC	—	(538,024)
Impairment of auction rate securities	—	60,108
Changes in operating assets and liabilities:
Accounts receivable	(25,073)	(9,672)
Prepaid expenses and other, net	6,979	1,893
Accrued expenses and other long-term liabilities	14,495	6,052
Deferred revenue	18,861	4,095

Net cash provided by continuing operations	114,241	62,490
Net cash provided by discontinued operations	305	34,624

Net cash provided by operating activities	114,546	97,114

Cash flows from investing activities:
Proceeds from maturities and sales of available-for-sale securities	2,300	118,339
Purchases of available-for-sale securities	—	(177,150)
Purchases of property and equipment	(17,886)	(24,265)
Purchase of investment in preferred stock	—	(6,471)
Cash paid in business combinations, net of cash acquired	—	(2,633)
Purchase of noncontrolling interest in subsidiary	—	(12,818)
Proceeds from the sale of discontinued operations	72,318	247,491
Proceeds related to the sale of EBS Master LLC	—	574,617
Other	—	1,224

Net cash provided by continuing operations	56,732	718,334
Net cash used in discontinued operations	(3,552)	(4,852)

Net cash provided by investing activities	53,180	713,482

Cash flows from financing activities:
Proceeds from issuance of common stock	49,767	27,883
Cash used for withholding taxes due on employee stock awards	(24,514)	(6,200)
Purchase of treasury stock in tender offer	(235,220)	(737,324)
Repurchases of convertible notes	(123,857)	—
Cash paid for merger related costs	(5,021)	—
Other	480	48

Net cash used in continuing operations	(338,365)	(715,593)
Net cash used in discontinued operations	—	(76)

Net cash used in financing activities	(338,365)	(715,669)
Effect of exchange rates on cash	557	(1,958)

Net (decrease) increase in cash and cash equivalents	(170,082)	92,969
Cash and cash equivalents at beginning of period	629,848	536,879

Cash and cash equivalents at end of period	$459,766	$629,848

WEBMD HEALTH CORP.
CONSOLIDATED NET INCOME ATTRIBUTABLE TO COMPANY STOCKHOLDERS
(In thousands, except per share data, unaudited)

	Three Months Ended		Years Ended
	December 31,		December 31,
	2009	2008	2009	2008
Amounts Attributable to Company Stockholders:
Numerator:
Income from continuing operations — Basic (a)	$62,751	$5,611	$66,231	$465,725
Interest expense on 1.75% convertible notes, net of tax	876	—	3,714	4,600
Interest expense on 3 1/8% convertible notes, net of tax	2,472	—	—	11,255
Effect of dilutive securities of subsidiary	(57)	(288)	(343)	(587)

Income from continuing operations — Diluted	$66,042	$5,323	$69,602	$480,993

Income from discontinued operations, net of tax —Basic(a)	$34,176	$2,046	$49,727	$94,498
Effect of dilutive securities of subsidiary	—	—	53	(27)

Income from discontinued operations, net of tax —Diluted	$34,176	$2,046	$49,780	$94,471

Denominator:
Weighted-average shares — Basic	52,688	67,193	47,400	77,738
Employee stock options, restricted stock and warrants	4,470	592	2,265	1,414
1.75% Convertible notes	7,640	—	8,075	10,107
3 1/8% Convertible notes	7,147	—	—	8,565

Adjusted weighted-average shares after assumed conversions — Diluted	71,945	67,785	57,740	97,824

Basic income per common share:
Income from continuing operations	$1.19	$0.08	$1.40	$5.99
Income from discontinued operations	0.65	0.03	1.05	1.22

Net income attributable to Company stockholders	$1.84	$0.11	$2.45	$7.21

Diluted income per common share:
Income from continuing operations	$0.92	$0.08	$1.21	$4.92
Income from discontinued operations	0.47	0.03	0.86	0.96

Net income attributable to Company stockholders	$1.39	$0.11	$2.07	$5.88

(a)	Adjusted for the effect of non-vested restricted stock if dilutive to income per common share
     For the prior year periods, weighted-average shares outstanding used in computing income per common share have been adjusted by multiplying the historical weighted-average shares outstanding for HLTH Corporation by the 0.4444 exchange ratio in the Merger. Additionally, basic and diluted income per common share have been recalculated to reflect the adjusted weighted-average shares outstanding for the prior year periods presented. For the 2009 periods, these adjustments apply to the portion of each period prior to the completion of the Merger on October 23, 2009 and the actual outstanding shares were used following the completion of the Merger.